NET INVESTMENT IN LEASES (Notes)	6 Months Ended
Jun. 30, 2019
Leases [Abstract]
NET INVESTMENT IN LEASES	NET INVESTMENT IN LEASED VESSEL

On May 15, 2019, we executed a modification to the Golar Freeze Charter which triggered a change in lease classification to a sales-type lease. This classification change resulted in the de-recognition of the vessel asset carrying value, the recognition of net investment in leased vessel (consisting of present value of the future lease receivables and unguaranteed residual value), and a gain on disposal, which is presented in "Other non-operating income" of our consolidated statement of operations. Post modification to sales-type lease, all charter hire revenue from the Golar Freeze Finance Lease is to be recognized as interest income. We recognized interest income of $1.4 million for the three months ended June 30, 2019 (June 30, 2018: nil) that forms part of "interest income" in the consolidated statements of operations.

The following table list the components of our net investment in leased vessel and the maturity profile of the undiscounted lease receivables:

Year ending December 31, (in thousands of $)
2019(1)	9,200
2020	18,300
2021	18,250
2022	18,250
2023 and thereafter	207,600
Total minimum lease receivable	271,600
Unguaranteed residual value	16,000
Gross investment in sales-type lease	287,600
Less: unearned interest income	(172,374)
Net investment in leased vessel	115,226
Less: current portion of Net investment in leased vessel	(2,152)
Non-current portion of Net investment in leased vessel	113,074
(1) For the six months ending December 31, 2019.